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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 1999


                          SPALDING HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                    333-14569              59-2439656
(State or other jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)


425 MEADOW STREET, CHICOPEE, MASSACHUSETTS                         01013
 (Address of principal executive offices)                        (Zip code)



Registrant's telephone number, including area code:  (413) 536-1200
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ITEM 5. OTHER EVENTS

On August 21, 1998, Evenflo & Spalding Holdings Corporation announced that it had completed its restructuring that resulted in the separation of Spalding
Holdings Corporation (the "Company") and Evenflo Company, Inc. into two stand-alone companies. On August 21, 1998, in conjunction with this transaction, the Company filed a Current Report on Form 8-K with the Securities and Exchange
Commission.

On October 1, 1999, the Company issued a press release detailing quarterly pro forma financial information for the fiscal year ended September 30, 1998. In addition, the press release included results for the Company's transition period
(October 1, 1998 - December 31, 1998) and presented pro forma financial information for the calendar year ended December 31, 1998. The purpose of the press release is to assist investors in understanding the 1999 financial results as compared to the 1998 financial results for the Company on a stand-alone basis.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro forma Financial Information
                  -Spalding Holdings Corporation Unaudited Pro Forma Financial
                  Information for the Nine Months Ended June 30, 1998

                  -Spalding Holdings Corporation Unaudited Pro Forma Financial information for the Fiscal Year Ended September 30, 1997

(c)      The following is filed as an Exhibit to this Report

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
                  Exhibit No.               Description of Exhibit
                  99                        Press Release Dated October 1, 1999

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                          SPALDING HOLDINGS CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                     FOR THE NINE MONTHS ENDED JUNE 30, 1998
                          (DOLLAR AMOUNTS IN THOUSANDS)


                                       (1)
                                    Spalding                                    (3)
                                    Holdings               (2)               Pro Forma
                                   Corporation           Evenflo         Spalding Holdings
                                  (As reported)        Company, Inc.        Corporation

Net sales                           $ 648,590           $ 245,233            $ 403,357

  Cost of sales                       440,280             197,119              243,161
                                    ---------           ---------            ---------
Gross profit                          208,310              48,114              160,196

  SG&A                                226,746              49,022              177,724
  Royalty income, net                  (9,829)             (1,559)              (8,270)
  Restructuring costs                   9,136               1,443                7,693
                                    ---------           ---------            ---------
Income (loss) from operations         (17,743)               (792)             (16,951)

  Interest expense, net                59,287               8,102               51,185
  Currency (gain) loss, net             3,214                 510                2,704
                                    ---------           ---------            ---------
 Earning (loss) before income
  taxes and equity in net
  earnings (loss) of
  Evenflo Company, Inc.             $ (80,244)          $  (9,404)           $ (70,840)
                                    =========           =========            =========

(1) Represents results for Spalding Holdings Corporation as previously reported.

(2) Represents stand-alone results of Evenflo Company, Inc. Includes $2,100 of SG&A expenses and $3,500 of interest expense representing corporate expenses allocated as a result of the separation of Spalding Holdings Corporation and Evenflo Company, Inc.

(3) Pro forma Spalding Holdings Corporation. Represents Spalding Holdings Corporation less the results of Evenflo Company, Inc.
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                          SPALDING HOLDINGS CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997
                          (DOLLAR AMOUNTS IN THOUSANDS)


                                    (1)
                                 Spalding                                  (3)
                                 Holdings              (2)               Pro Forma
                                Corporation          Evenflo         Spalding Holdings
                               (As reported)       Company, Inc.         Corporation
Net sales                        $ 850,179          $ 296,743             $ 553,436

  Cost of sales                    560,171            235,925               324,246
                                 ---------          ---------             ---------
Gross profit                       290,008             60,818               229,190

  SG&A                             258,089             55,612               202,477
  Royalty income, net              (14,109)              (480)              (13,629)
  Restructuring costs               12,001              9,591                 2,410
                                 ---------          ---------             ---------
Income (loss) from operations       34,027             (3,905)               37,932

  Interest expense, net             71,326              7,243                64,083
  Currency (gain) loss, net          1,236                 47                 1,189
                                 ---------          ---------             ---------
 Earning (loss) before income
  taxes and equity in net
  earnings (loss) of Evenflo
  Company, Inc.                  $ (38,535)         $ (11,195)            $ (27,340)
                                 =========          =========             =========

(1) Represents results for Spalding Holdings Corporation as previously reported.

(2) Represents stand-alone results of Evenflo Company, Inc. Includes $2,900 of SG&A expenses and $4,100 of interest expense representing corporate expenses allocated as a result of the separation of Spalding Holdings Corporation and Evenflo Company, Inc.

(3) Pro forma Spalding Holdings Corporation. Represents Spalding Holdings Corporation less the results of Evenflo Company, Inc.
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Spalding Holdings Corporation
                                          (Registrant)

                                          By:  /s/  Daniel Frey
                                               ----------------
                                          Daniel Frey
                                          Chief Financial Officer
                                          (an officer and authorized signatory)

Date: October 1, 1999